INVESTOR PRESENTATION FOURTH QUARTER 2012 Aspen Insurance Holdings Limited Exhibit 99.1

SAFE HARBOR DISCLOSURE
AHL: NYSE 2
This  presentation contains, written or oral "forward-looking statements" within the meaning of the US federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," “do not believe,” “aim,” "project," "anticipate," "seek," "will," "estimate," "may," "continue," “guidance,” and similar expressions of a future or forward-looking nature.
All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events and any intervening legislative or governmental action and changing judicial interpretation and judgments on insurers’ liability to various risks; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and acts of war and related legislation; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers’ credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the persistence of the global financial crisis and the Eurozone debt crisis; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries’
ratings with Standard & Poor’s (“S&P”), A.M. Best Company, Inc. (“A.M. Best”) or Moody’s Investor Service (“Moody’s”); our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K as filed with the US Securities and Exchange Commission on
February 26, 2013.  Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.
In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business.  Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen’s ultimate losses will remain within the stated amounts.
In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.co.
Non-GAAP Financial Measures
This slide presentation is for information purposes only.  It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the “Company” or “Aspen”) with the US Securities and Exchange Commission.
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

CONTENTS
AHL: NYSE 3
Framework for Creating Shareholder Value
Who We Are & What We Do
Financial Highlights Full Year 2012
Historical Accident Year Loss Ratios
Creating Shareholder Value
The Aspen Approach
Optimization of Business Portfolio
Proactive Management of Capital
Delivering Strong Investment Returns
Appendix

ASPEN GROUP
FRAMEWORK FOR CREATING SHAREHOLDER VALUE
• Executing plan to drive higher operating return on equity (ROE) and diluted book value per share (BVPS) growth
- Optimizing business portfolio to free up capital and improve risk-adjusted returns
- Improving capital efficiency
- Enhancing investment yield within acceptable risk parameters
• Pursuing selective growth in exposures we know and understand, subject to market conditions
- Diversified platform allows us to take advantage of areas where rates are improving
- Significant portion of growth expected to be in diversifying lines that will consume minimal incremental capital
• We expect to return most of our earnings to shareholders through dividends and share repurchases after setting aside the amount we need for growth in risk capital
AHL: NYSE 4
Goal: 10% ROE in 2014
(1)
(1) As at February 7, 2013; Given the interest rate and pricing environments, assuming normal loss experience and including a pre tax cat load of
$190 million per annum

WHO WE ARE
ASPEN GROUP
STRONG
BALANCE SHEET
MULTI-PLATFORM
APPROACH
WELL
DIVERSIFIED
PORTFOLIO
FOCUS ON
SHAREHOLDER
VALUE
• $3.5bn of shareholders’
equity as at December
31, 2012
• Ratings of A/Stable
(S&P), A2/Stable
(Moody’s) and A/Stable
(A.M. Best)
• 3 main underwriting
locations: London,
Bermuda and US
• Branch offices: Paris,
Zurich, Cologne,
Singapore and Dublin
• More than 800
employees in 30
offices across eight
countries
• Provides customized
underwriting solutions
to clients and brokers
across geographies,
products and perils
• 48% Reinsurance,
52% Insurance
(2)
• 53% Property, 47%
Casualty
(2)
• Diluted BVPS CAGR of
8.5% over five years to
December 31, 2012
• $1.3bn ordinary capital
returned to
shareholders 2003 – Q4
2012
AHL: NYSE 5
Bermudian domiciled Specialty Insurer and Reinsurer
Current market capital of $2.5bn
(1)
$2.6bn GWP in 2012
(1) As at February 8, 2013
(2) Last twelve months through December 31, 2012

WHAT WE DO
REINSURANCE: OVERVIEW AND STRATEGY
ASPEN APPROACH:
• Established market leader
• Presence in major market hubs enables close proximity to
customers
• Deep expertise and understanding of client needs and
risks
• Focus on smaller, specialized companies and risks to
maintain portfolio diversity
• Focus on clients where reinsurance and reinsurance
relationships are a vital part of their business needs
AHL: NYSE 6
OTHER PROPERTY
REINSURANCE
CASUALTY REINSURANCE SPECIALTY REINSURANCE
• Treaty Catastrophe • Treaty Risk Excess
• Treaty Pro Rata
• Global Property Facultative
• US Casualty Treaty
• International Casualty
Treaty
• Global Casualty Facultative
• Credit & Surety
• Agriculture
• Other Specialty including
Aviation, Energy and
Marine
ANALYSIS OF GWP BY BUSINESS LINE
(1)
(1) Gross Written Premium for the last twelve months through December 31, 2012
25%
26%
27%
22%
Property Catastrophe Reinsurance
Other Property Reinsurance
Casualty Reinsurance
Specialty Reinsurance
PROPERTY CATASTROPHE
REINSURANCE

WHAT WE DO
REINSURANCE: STRATEGY
AHL: NYSE 7
• Continue to diversify by product and geography; focus on higher-
growth markets
• Advance local market strategy with dedicated teams in:
• Continental Europe (Zurich), Asia (Singapore), Latin America (Miami)
and Middle East (London)
• Implement cross-selling strategy to drive synergies across Property,
Casualty and Specialty Lines
• Improving the Market
• Give our underwriters data/facts to support argument for improved prices
• Take specific actions, by product and territory, to achieve greater rate adequacy
Business
Key Elements
Selective Growth in Exposures We Know and Understand, Subject to Market Conditions

WHAT WE DO
INSURANCE: OVERVIEW AND STRATEGY
ASPEN APPROACH:
• Innovative specialist bespoke approach to underwriting within insurance operations
• Strong emphasis on complex risks
• Portfolio of highly differentiated insurance risks
• Divisional focus complements in-house underwriting expertise
AHL: NYSE 8
MARINE, ENERGY
AND
TRANSPORTATION
FINANCIAL AND
PROFESSIONAL
LINES
PROPERTY
INSURANCE
CASUALTY
INSURANCE
PROGRAMS
• Marine, Energy and
Construction Liability
• Energy Physical
Damage
• Marine Hull
• Specie
• Inland Marine and
Ocean Risks
• Aviation
• Financial Institutions
• UK Professional  Liability
• UK Management Liability
• US Professional Liability
• US Management Liability
• Credit, Political &
Terrorism
• Kidnap & Ransom
• Technology Liability
• Surety
• US Property
• UK Property
• UK Regional Property
• Global Casualty
• UK Liability
• UK Regional Liability
• Environmental
Liability
• US Primary Casualty
• US Excess Casualty
• US Property and
Casualty
ANALYSIS OF GWP BY BUSINESS LINE
(1)
(1) Gross Written Premium for the last twelve months through December 31, 2012
Marine, Energy and Transportation
Financial and Professional Lines
Property Insurance
Casualty Insurance
Programs
39%
20%
18%
14%
9%
• Habitation
• Commercial Property
• Self Storage
• Retail
• Light manufacturing

WHAT WE DO
INSURANCE: STRATEGY
• Strong leadership
• Established teams – Professional Liability, Management Liability, Marine,
Primary Casualty, Surety, Excess Casualty, Environmental Liability and
Programs
• Building momentum – teams executing on strategies
AHL: NYSE 9
• Round out ‘London Market’ portfolio
• Further development of UK regional platform
• Established a foothold in the Swiss insurance market
• Strong demand for Marine, Energy, Political Risk and Kidnap & Ransom
Platform
Key Elements
Selective Growth in Exposures We Know and Understand, Subject to Market Conditions

FINANCIAL HIGHLIGHTS: FULL YEAR 2012
AHL: NYSE 10
($ millions, except per share data)
TWELVE MONTHS ENDED DECEMBER 31 2012 2011 CHANGE
Gross written premiums             2,583.3             2,207.8 17.0%
Net written premiums             2,246.9             1,929.1 16.5%
Net earned premiums             2,083.5             1,888.5 10.3%
Underwriting income / (loss) including
corporate expenses
118.7 (299.0)               NM
Net investment income 204.9 225.6 (9.2%)
Net income / (loss) after tax 280.4 (110.1)               NM
FINANCIAL RATIOS
Loss ratio 59.4% 82.4%
Policy acquisition expense ratio 18.3% 18.4%
General, administrative and corporate
expense ratio
16.6% 15.1%
Combined ratio 94.3% 115.9%
Annualized operating ROE
(1)
8.5% (3.4%)
Diluted operating EPS
(1)
3.37 (1.32)
Diluted book value per share 40.65 38.21 6.4%
NM:  Not meaningful
(1) Note:  See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders’ equity, diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.co.

AHL: NYSE 11
HISTORICAL ACCIDENT YEAR LOSS RATIOS
(1) Peers include AWH, ALTE, ACGL, AXS, ENH, MRH, PRE, RE, RNR, PPTP, VR and XL
Aspen’s Accident Year Loss Ratio has Consistently Outperformed the Peer Average
59.3%
70.7%
56.6%
66.9%
87.3%
66.0%
58.5%
74.9%
57.0%
68.6%
93.7%
68.1%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
2007 2008 2009 2010 2011 2012
Aspen Peer Average¹

CREATING SHAREHOLDER VALUE
THE ASPEN APPROACH
AHL: NYSE 12
1. Optimization of business portfolio
- Focus on profitable growth markets and lines delivering attractive risk-adjusted returns
- Ongoing process of evaluating business line return, risk and volatility
2. Capital efficiency
- First priority: underwrite profitable business
- Return excess capital to shareholders
- Recently increased purchase authorization to $500 million
3. Enhancing investment yield
- Constantly evaluating ways to increase return on assets within our risk tolerance
- Introducing a further $200 million in equities and $200 million in BB securities
Enhanced Focus on ROE. Expect to Achieve 10% ROE in 2014
(1)
(1) As at February 7, 2013; Given the interest rate and pricing environments, assuming normal loss experience and including a pre tax cat load of
$190 million per annum

CREATING SHAREHOLDER VALUE
OPTIMIZATION OF BUSINESS PORTFOLIO
• Regular review of returns, risk and volatility for each of our product lines
• In last 3 years, we have withdrawn from or scaled back underwriting of several lines because they did not meet profitability or risk parameters
• In an environment of continued difficult pricing in many lines, low investment returns and a weak global economy, we recently updated our review
• Overwhelming majority of product lines have been validated by review process
• However, we are initiating a significant, controlled reduction of wind and quake exposure in US property insurance
AHL: NYSE 13
Reduction of Wind and Quake Exposure within US Property Insurance Expected to Free Up
$140 Million of Capital within 2 Years, and Ultimately $200 Million of Capital over Time

AHL: NYSE
CREATING SHAREHOLDER VALUE
PROACTIVE MANAGEMENT OF CAPITAL
14
CAPITAL MANAGEMENT STRATEGY
• Maintain capital at levels that satisfy all regulatory and rating agency requirements as well as internal metrics
• Competitive dividend yield; quarterly dividend increased 13% in Q1 2012
• Return capital to shareholders through share repurchases
February 7: Announced new $500 million share repurchase authorization
February 26: Announced $150 million Accelerated Share Repurchase agreement and open market purchases of $47 million of ordinary equity since January 1
Expect to repurchase at least $300 million in 2013, assuming normal loss experience
• Current excess capital of approximately $250 million
• Capital released from reduction in US property insurance wind and quake exposure
• Expect to use most of comprehensive earnings to repurchase shares (except what is required for dividends and organic growth)
As at December 31, 2012
Debt/total capital 12.5%
Debt and preferred/total capital 25.3%

5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.9%
0.4%
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Aspen FI Book Yield

Investment Portfolio Sector Allocations
0%
5%
10%
15%
20%
25%
30%
35%
IG Credit 30%
Cash & Short-Term 22%
Agency MBS 14%
US Treasury 14%
Sovereign 6%
US Agency 4%
Equities 2%
Non US Agency 2%
Non US Govt 1%
CMBS 1%
ABS 1%
Munis 1%
High Yield 0%

5 Year Total Return
0%
5%
10%
15%
20%
25%
30%
1 27.3%
2 26.5%
3 24.3%
4 23.8%
Aspen 23.6%
6 23.4%
7 21.0%
8 20.8%
9 20.6%
10 19.5%
11 19.4%
12 19.3%
13 19.0%
14 18.0%
15 17.3%

$8.2 BILLION AS AT DECEMBER 31, 2012
AHL: NYSE
CREATING SHAREHOLDER VALUE
DELIVERING STRONG INVESTMENT RETURNS
15
(1)
INVESTMENT PORTFOLIO ASSET CLASS AND SECTOR ALLOCATIONS
Outperformance vs. Peers; Aspen Ranked #5 for 5 Year Total Return
5 YEAR TOTAL RETURN
(1)
VS. PEERS
(2)
ASPEN’S FIXED INCOME BOOK YIELD vs. 3 YR TREASURY YIELD SINCE 2003
(1)  5 year cumulative performance as at September 30, 2012
(2)  Peers include ACE, ACGL, ALTE, AWH, AXS, ENH, MKL, MRH, PRE, PTP, RE, RNR, WRB, XL – VR data not available for 5 years

THE ASPEN APPROACH: CONCLUSION
FOCUSED ON SHAREHOLDER VALUE
AHL: NYSE 16
• Executing plan to drive higher ROE and BVPS growth
- Optimizing business portfolio to free up capital and improve risk-adjusted returns
- Improving capital efficiency
- Enhancing investment yield within acceptable risk parameters
• Pursuing selective growth in exposures we know and understand, subject to market conditions
- Diversified platform allows us to take advantage of areas where rates are improving
- Significant portion of growth expected to be in diversifying lines that will consume minimal incremental capital
• We expect to return most of our earnings to shareholders through dividends and share repurchases after setting aside the amount we need for growth in risk capital
Goal: 10% ROE in 2014
(1)
(1) As at February 7, 2013; Given the interest rate and pricing environments, assuming normal loss experience and including a pre tax cat load of
$190 million per annum

APPENDIX

AHL: NYSE
ASPEN’S NATURAL CATASTROPHE EXPOSURES: MAJOR PERIL ZONES
18
(1)
1 in 100 year tolerance: 17.5% of total
shareholders’ equity
1 in 250 year tolerance: 25.0% of total
shareholders’ equity
250 year return period as % of total Shareholders’ Equity 100 year return period as % of total Shareholders’ Equity
Based on Shareholders' equity of $3,488.4 million at December 31, 2012. The estimates reflect Aspen's own view of the modelled maximum losses at the return periods shown which include input from various third party vendor models and our own proprietary adjustments to these models. Catastrophe loss experience may materially differ from the modelled PML’s due to limitations in one or more of the models or uncertainties in the application of policy terms and limits.
14.6%
7.7%
6.9%
6.8%
3.6%
1.8%
0% 5% 10% 15% 20%
U.S. All Wind
California EQ
European Wind
Japan All Perils
U.S. Pacific NW EQ
U.S. Eastern Quake
100 year return period as % of Total Shareholders' Equity
20.4%
11.8%
10.0%
9.2%
6.3%
5.7%
0% 5% 10% 15% 20% 25%
U.S. All Wind
California EQ
European Wind
Japan All Perils
U.S. Pacific NW EQ
U.S. Eastern Quake
250 year return period as % of Total Shareholders' Equity

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|---|---|---|---|---|---|---|---|
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| | | | | | | | |
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| | | | | | | | |
| | | | | | | | |
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INVESTMENT PORTFOLIO BY ASSET TYPE
AHL: NYSE 19
CASH, SHORT-TERM
SECURITIES AND EQUITY
SECURITIES
GOVERNMENT / AGENCY STRUCTURED SECURITIES CREDIT SECURITIES
Short-term securities 433.9 US government 1,135.7 Asset-backed securities 56.7 Corporate bonds 1,937.5
Equity securities 200.1 Agency debentures 308.8 Agency rated mortgage-
backed securities (GNMA,
FINMA, FHLB)
1,177.2 Foreign corporates 515.4
Cash and cash
equivalents
1,463.6 Foreign governments 667.3 Non-agency rated
commercial mortgage-
backed securities
71.1 Bonds backed by
foreign government
101.1
Other Investments 45.0 Municipal bonds 42.6
Q4 2012 2,142.6 Q4 2012 2,111.8 Q4 2012 1,305.0 Q4 2012 2,596.6
Q3 2012 2,111.4 Q3 2012 2,071.4 Q3 2012 1,428.9 Q3 2012 2,482.8
TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE ($ millions)
(1)
: $8,156.0
Overall Portfolio Asset Allocations Have Not Changed Significantly During 2012
(1)  As at December 31, 2012, including cash and cash equivalents

EUROPEAN INVESTMENT EXPOSURE
AHL: NYSE 20
($ in millions except for percentages)
Note - Aspen takes the lower of the Moody’s and S&P ratings
• Eurozone exposures consist of sovereigns, equities, and high quality corporates with 90% having a rating of “A” or higher,  with de minimis exposure to Italian and Spanish corporate bonds
• Not Rated “NR” consists of equity investments
• Eurozone exposure is approximately 4% of Aspen’s aggregate investment portfolio
• Aspen has no exposure to the sovereign debt of Greece, Ireland, Italy, Portugal or Spain
Ratings
Country AAA AA A BBB BB NR
Market
Value
Market
Value %
Unrealized
Pre-tax Gain
AUSTRIA - 6.8 - - - - 6.8 1% -
BELGIUM - - 35.5 - - 3.6 39.1 4% 1.4
DENMARK - - - 0.4 - - 0.4 -
FINLAND 11.3 - - - - 2.1 13.4 1% 0.7
FRANCE 4.5 68.1 19.8 2.7 - 13.9 109.0 11% 5.5
GERMANY 55.3 4.8 28.0 2.4 0.6 5.0 96.0 10% 3.7
ITALY - - - 0.7 - 2.2 2.9 - 0.2
NETHERLANDS 28.6 23.5 14.8 1.5 - 4.5 72.8 8% 2.6
NORWAY 13.9 18.0 - - - - 31.8 3% 1.7
SPAIN - - - 3.4 - - 3.4
SWEDEN - 17.7 - 1.0 - 10.0 28.7 3% 1.9
SWITZERLAND 8.2 29.6 72.6 2.5 - 17.4 130.3 13% 10.4
UNITED KINGDOM 281.9 9.2 84.6 14.1 - 44.1 434.0 45% 21.0
EUROPEAN EXPOSURES Q4 2012 403.7 177.7 255.3 28.7 0.6 102.8 968.8 100% 49.1
-
-
-